Exhibit 99.1

Solid Power Appoints Renewables Industry Veteran Linda Heller as Chief Financial Officer

•   Company reaffirms 2024 guidance

LOUISVILLE, Colo., June 17, 2024 -- Solid Power, Inc. (Nasdaq: SLDP), a leading developer of solid-state battery technology, today announced that the board of directors has appointed Linda Heller as the company’s Chief Financial Officer and Treasurer, effective immediately. The company has also reaffirmed its 2024 guidance as outlined during its recent business, operational, and financial update call for the first quarter. Heller succeeds Kevin Paprzycki who held the role since 2021.

“The board and I are thrilled to welcome Linda to Solid Power. Her deep expertise in the renewable energy industry paired with her successful experience as a CFO will be instrumental as we continue to execute toward our key strategic milestones, strengthen our leadership position in solid state battery technologies, and deliver long-term shareholder value,” said John Van Scoter, President and Chief Executive Officer of Solid Power. “I’d also like to extend my sincere gratitude to Kevin for his contributions over the last three years to Solid Power.”

For the last 15 years, Ms. Heller has served as CFO of both public and private renewable and semiconductor companies including Swell Energy Inc., Deca Technologies Inc., eSolar, Inc., and Power-One, Inc. Heller joins Solid Power from Swell Energy where she has served as CFO since 2021. In addition to leading the finance and HR organizations, she played a critical role in the company’s debt and equity capital financings and successful acquisition and integration of Renu Energy Systems. Previously, Heller was CFO and Corporate Secretary for Deca Technologies from 2017-2020 and served as CFO of eSolar, Inc. from 2013-2017. From 2008-2010, Heller served as SVP, Finance and CFO of Power-One, Inc., which was listed on Nasdaq during her tenure. Earlier in her career, she held various leadership positions at Johnson & Johnson, Amgen Inc., and Pharmacia Corporation. Heller holds an M.S. in Management from MIT Sloan School of Management and a B.A. in Economics from Rice University.

“I am honored to be joining the Solid Power team at this pivotal time in the company’s trajectory as it seeks to develop customers for its solid electrolyte material and scale its research and development operations to bring the company’s promising technologies to market. I look forward to working with John, the board, and teams across the organization as we advance the company’s mission and work to deliver long-term profitable growth and enhance stockholder value,” added Heller.

2024 Outlook Reaffirmed

Solid Power previously reported strong execution in the first quarter of this year, delivering on both partner commitments and development timelines. The company has seen growing interest in its electrolyte product, has successfully shipped electrolyte samples, and is making meaningful progress towards its target delivery of A-2 sample cells by the end of the year. With its strong financial position, the company aims to expand its electrolyte capabilities and available markets, advance A-2 sample cell designs, and strengthen its presence in Korea in 2024, all while continuing to execute on its key strategic milestones.

Solid Power is reaffirming its 2024 guidance provided in its first quarter 2024 earnings materials on May 7, 2024. The company continues to expect 2024 cash used in operations to be in the range of $60 million to $70 million and capital expenditures to be in the range of $40 million to $50 million. Included in these ranges is approximately $35 million in operational and capital investments the company deferred from 2023. Total 2024 cash investment is expected to be in the range of $100 million to $120 million. 2024 revenue is still expected to be in the range of $20 million to $25 million.

About Solid Power, Inc.

Solid Power is developing solid-state battery technology to enable the next generation of batteries for the fast-growing EV and other markets. Solid Power’s core technology is its electrolyte material, which Solid Power believes can enable extended driving range, longer battery life, improved safety, and lower cost compared to traditional lithium-ion. Solid Power’s business model – selling its electrolyte to cell manufacturers and licensing its cell designs and manufacturing processes – distinguishes the company from many of its competitors who plan to be commercial battery manufacturers. Ultimately, Solid Power endeavors to be a leading producer and distributor of sulfide-based solid electrolyte material for powering both EVs and other applications. For more information, visit http://www.solidpowerbattery.com/.

Forward-Looking Statements

All statements other than statements of present or historical fact contained herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including Solid Power’s or its management team’s expectations, objectives, beliefs, intentions or strategies regarding the future. When used herein, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “plan,” “outlook,” “seek,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements include our financial guidance for 2024, future financial performance and our strategy, expansion plans, market opportunity, future operations, future operating results, estimated revenues, losses, projected costs, prospects, and plans and objectives of management. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Solid Power disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Readers are cautioned not to put undue reliance on forward-looking statements and Solid Power cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Solid Power, including the following factors: (i) risks relating to the uncertainty of the success of our research and development efforts, including our ability to achieve the technological objectives or results that our partners require, and our ability to commercialize our technology in advance of competing technologies; (ii) rollout of our business plan and the timing of expected business milestones; (iii) risks relating to the non-exclusive nature of our original equipment manufacturer and other partner relationships and our ability to manage these business relationships; (iv) our ability to negotiate and execute commercial agreements with our partners on commercially reasonable terms; (v) our ability to protect and maintain our intellectual property, including in jurisdictions outside of the United States; (vi) broad market adoption of battery electric vehicles and other technologies where we are able to deploy our technology, if developed successfully; (vii) our success attracting and retaining our executive officers, key employees, and other qualified personnel; (viii) changes in applicable laws or regulations; (ix) risks relating to our information technology infrastructure and data security breaches; (x) risks relating to our status as a research and development stage company with a history of financial losses with an expectation of incurring significant expenses and continuing losses for the foreseeable future; (xi) our ability to secure government contracts and grants and the availability of government subsidies and economic incentives; (xii) delays in the construction and operation of additional facilities; and (xiii) risks relating to other economic, business, or competitive factors in the United States and other jurisdictions, including supply chain interruptions and changes in market conditions, and our ability to manage these risks and uncertainties. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the “Risk Factors” sections of Solid Power’s Annual Report on Form 10-K for the year ended December 31, 2023 and other documents filed by Solid Power from time to time with the Securities and Exchange Commission (the “SEC”), all of which are available on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Solid Power gives no assurance that it will achieve its expectations.

Contacts

investors@solidpowerbattery.com

press@solidpowerbattery.com

Source: Solid Power, Inc.